California Tax-Free Money Fund

Maryland Tax-Free Money Fund

New York Tax-Free Money Fund

T. Rowe Price Prime Reserve Fund, Inc.

T. Rowe Price Prime Reserve Portfolio

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Tax-Exempt Money Fund, Inc.

U.S. Treasury Money Fund

Supplement to prospectuses

The following information updates the prospectuses for the above funds (collectively referred to as the "T. Rowe Price Money Funds") and supersedes the supplement dated October 27, 2008.

The T. Rowe Price Money Funds are participating in the Temporary Guarantee Program for Money Market Funds ("Program") established by the U.S. Treasury Department. The Program`s guarantee only covers shareholders in participating money market funds as of the close of business on September 19, 2008 ("Eligible Shareholders") and does not protect new shareholders after that date. Subject to certain conditions and limitations, the Program guarantees that Eligible Shareholders will receive $1.00 for each money market share held. The guarantee applies if a participating money market fund`s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate ("Guarantee Event"). Upon declaration of a Guarantee Event, a fund must suspend redemptions, stop accepting purchases, and cease the declaration and payment of dividends.

The number of shares guaranteed under the Program for each Eligible Shareholder is the lesser of (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned when a Guarantee Event occurs. In addition, Eligible Shareholders could lose coverage under the Program if they close their account or change their account registration. Upon any money market fund liquidation pursuant to the Program, shares not covered under the Program will receive only net asset value per share. Payments under the Program are subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The T. Rowe Price Money Funds participated in the Program`s initial three-month term that was originally scheduled to expire on December 18, 2008. The U.S. Treasury Department has extended the Program through April 30, 2009, and the T. Rowe Price Money Funds will continue participating in the Program. The Program`s guarantee still only covers Eligible Shareholders and will not protect new shareholders of the T. Rowe Price Money Funds after the close of business on September 19, 2008. Participation in the Program requires payment of fees to the U.S. Treasury Department. The cost to participate is borne by each T. Rowe Price Money Fund without regard to any expense limitation in effect for a fund, and will not be considered an ordinary, recurring operating expense by any fund with an all-inclusive fee.

The participation fee for the initial three-month period of the Program (September 19, 2008, through December 18, 2008) for the Prime Reserve Fund was 0.015% of its net assets as of the close of business on September 19, 2008, and for all other T. Rowe Price Money Funds, the fee was 0.01% of their respective net assets as of the close of business on September 19, 2008. The participation fee for the extended period of the Program (December 19, 2008, through April 30, 2009) for the Prime Reserve Fund is 0.022% of its net assets as of the close of business on September 19, 2008, and for all other T. Rowe Price Money Funds, the fee is 0.015% of their respective net assets as of the close of business on September 19, 2008.

The U.S. Treasury Department has the option to extend the Program through September 18, 2009. If the Program is extended, the Boards of Directors/Trustees of the T. Rowe Price Money Funds will determine whether the funds should continue participation and, if so, the funds will incur additional participation fees.

The date of this supplement is December 18, 2008.

C45-042 12/18/08